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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): OCTOBER 25, 2005


                          HOLLINGER INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


               1-14164                                  95-3518892
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       (Commission File Number)            (I.R.S. Employer Identification No.)


    712 FIFTH AVENUE, NEW YORK, NY                         10019
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(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (212) 586-5666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
              DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

              On October 25, 2005, Hollinger International Inc. (NYSE: HLR) (the "Company") issued a press release announcing that Cyrus F. Freidheim ("Freidheim"), a highly respected and experienced business leader, had been appointed to its Board of Directors. Freidheim was also appointed as a member of the Board's Compensation Committee.

              Freidheim retired as Chairman and Chief Executive Officer of Chiquita Brands International in 2004, a position he took two years earlier after spending 35 years with Booz Allen & Hamilton, a leading management consulting firm of which he served as Vice Chairman from 1990 through 2002. He had joined Chiquita Brands International in 2002 to lead it through its reorganization and successful turnaround. Prior to that, serving as Vice Chairman, he led Booz Allen & Hamilton through a period of dramatic growth. Freidheim joined Booz Allen & Hamilton in 1966 and worked as the Managing Director of several international offices, including the U.S. office. Freidheim began his career as a plant engineer at Union Carbide Corporation, after serving in the Security Group of the U.S. Navy.

              Freidheim received a B.S. in Chemical Engineering from the University of Notre Dame, an M.S. in Industrial Administration from Carnegie Mellon University, and a Ph.D. (Honorary) in International Law from Thunderbird, The Garvin School of International Management (of which he is Former Chairman). He has served on several corporate boards, and currently serves on the boards of Allegheny Energy and HSBC Financial Corp. Freidheim is also a director of the Brookings Institution, the Chicago Council of Foreign Relations (of which he is Former Chairman), the Commercial Club of Chicago, the Chicago Symphony Orchestra, and Rush University Medical Center, amongst others.

              A copy of the Company's Press Release, dated October 25, 2005, is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

      (a)     None
      (b)     None
      (c)     Exhibits


EXHIBIT
NUMBER        DESCRIPTION OF EXHIBITS
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 99.1         Press Release dated October 25, 2005

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        HOLLINGER INTERNATIONAL INC.
                                               (Registrant)


Date: October 25, 2005                  By: /s/ James R. Van Horn
                                            ------------------------------------
                                        Name:  James R. Van Horn
                                        Title: VP, General Counsel and Secretary


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                                 EXHIBIT INDEX
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EXHIBIT
NUMBER        DESCRIPTION OF EXHIBITS
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 99.1         Press Release dated October 25, 2005